Exhibit 10.1
STOCK PURCHASE AGREEMENT
BETWEEN
SUN NEW MEDIA, INC.
AND
BARRON PARTNERS LP
DATED
MARCH 6, 2006

STOCK PURCHASE AGREEMENT
     This STOCK PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of the 6th day of March, 2006 between Sun New Media, Inc., a corporation organized and existing under the laws of the State of Minnesota (“SNMD” or the “Company”) and BARRON PARTNERS LP, a Delaware limited partnership (“Investor”).
PRELIMINARY STATEMENT:
     WHEREAS, the Investor wishes to purchase from the Company, upon the terms and subject to the conditions of this Agreement, Fifty Thousand (50,000.0) shares of common stock of the Company for a total purchase price of One Hundred and Two Thousand ($102,000.0) Dollars. In addition, the Company will issue to the Investor a Common Stock Purchase Warrants (the “Warrants”) to purchase up to an additional Four Million shares (4.0 million warrants with an initial exercise price of $2.10 per share) of common stock of the Company at exercise prices as stated in the Warrants; and
     WHEREAS, the parties intend to memorialize the purchase and sale of such Common Stock and the Warrants.
     NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereto, intending to be legally bound, agree as follows:
ARTICLE I
INCORPORATION BY REFERENCE, SUPERSEDER AND DEFINITIONS
1.1 Incorporation by Reference. The foregoing recitals and the Exhibits and Schedules attached hereto and referred to herein, are hereby acknowledged to be true and accurate, and are incorporated herein by this reference.
1.2 Superseder. This Agreement, to the extent that it is inconsistent with any other instrument or understanding among the parties governing the affairs of the Company, shall supersede such instrument or understanding to the fullest extent permitted by law. A copy of this Agreement shall be filed at the Company’s principal office.
STOCK PURCHASE AGREEMENT BETWEEN
SUN NEW MEDIA, INC. AND BARRON PARTNERS LP

1.3 Certain Definitions. For purposes of this Agreement, the following capitalized terms shall have the following meanings (all capitalized terms used in this Agreement that are not defined in this Article 1 shall have the meanings set forth elsewhere in this Agreement):
     1.3.1 "1933 Act” means the Securities Act of 1933, as amended.
     1.3.2 "1934 Act” means the Securities Exchange Act of 1934, as amended.
     1.3.3 "Affiliate” means a Person or Persons directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with the Person(s) in question. The term “control,” as used in the immediately preceding sentence, means, with respect to a Person that is a corporation, the right to the exercise, directly or indirectly, of more than fifty percent of the voting rights attributable to the shares of such controlled corporation and, with respect to a Person that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such controlled Person.
     1.3.4 "Articles” means the Articles of Incorporation of the Company, as the same may be amended from time to time.
     1.3.5 "Closing” shall mean the Closing of the transactions contemplated by this Agreement on the Closing Date.
     1.3.6 "Closing Date” means December 31, 2005.
     1.3.7 "Common Stock” means shares of common stock of the Company, par value $0.01 per share.
     1.3.9 "Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers, consultants or directors of the Company pursuant to any stock or option plan or arrangement duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise of or conversion of any securities issued hereunder, and (c) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.
STOCK PURCHASE AGREEMENT BETWEEN
SUN NEW MEDIA, INC. AND BARRON PARTNERS LP

     1.3.10 "Material Adverse Effect” shall mean any adverse effect on the business, operations, properties or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its material obligations under this Agreement or the Registration Rights Agreement.
     1.3.11 "Minnesota Act” means the Minnesota General Corporation Law, as amended.
     1.3.12 "Person” means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.
     1.3.13 "Purchase Price” means the One Hundred and Two Thousand ($102,000.0) Dollars paid by the Investor to the Company for the Common Stock and the Warrants.
     1.3.14 "Registration Rights Agreement” shall mean the registration rights agreement between the Investor and the Company attached to Exhibit B of the Note Purchase Agreement between the parties of even date herewith (the “Note Purchase Agreement”).
     1.3.15 "Registration Statement” shall mean the registration statement under the 1933 Act to be filed with the Securities and Exchange Commission for the registration of the Shares pursuant to the Registration Rights Agreement attached to Exhibit B of the Note Purchase Agreement.
     1.3.16 "SEC” means the Securities and Exchange Commission.
     1.3.17 "SEC Documents” shall mean the Company’s latest Form 10-K or 10-KSB as of the time in question, all Forms 10-Q or 10-QSB and 8-K filed thereafter, and the Proxy Statement for its latest fiscal year as of the time in question until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.
     1.3.18 "Shares” shall mean, collectively, the shares of Common Stock of the Company issued to the Investor and those shares of Common Stock issuable to the Investor upon exercise of the Warrants.
     1.3.19 "Subsequent Financing” shall mean any offer and sale of shares of Preferred Stock or debt that is initially convertible into shares of Common Stock or otherwise senior or superior to the Common Stock.
STOCK PURCHASE AGREEMENT BETWEEN
SUN NEW MEDIA, INC. AND BARRON PARTNERS LP

     1.3.20 "Transaction Documents” shall mean this Agreement, all Schedules and Exhibits attached hereto and all other documents and instruments to be executed and delivered by the parties in order to consummate the transactions contemplated hereby, including, but not limited to the documents listed in Sections 3.2 and 3.3 hereof.
     1.3.21 "Warrants” shall mean the Common Stock Purchase Warrants in the form attached hereto Exhibit A.
ARTICLE II
SALE AND PURCHASE OF SUN NEW MEDIA, INC. COMMON STOCK AND WARRANTS PURCHASE PRICE
2.1 Sale of Common Stock and Issuance of Warrants.
     (a) Upon the terms and subject to the conditions set forth herein, and in accordance with applicable law, the Company agrees to sell to the Investor, and the Investor agrees to purchase from the Company, on the Closing Date the Common Stock and the Warrants for the Purchase Price. The Purchase Price shall be paid by the Investor to the Company on the Closing Date by a wire transfer of the Purchase Price. The Company shall cause the Common Stock and the Warrants to be issued to the Investor upon the release of the Purchase Price to the Company. The Company shall register the shares of Common Stock pursuant to the terms and conditions of a Registration Rights Agreement attached to the Exhibit B of the Note Purchase Agreement.
     (b) Upon execution and delivery of this Agreement and the Company’s receipt of the Purchase Price, the Company shall issue to the Investor the Warrants to purchase an aggregate of Four Million shares of Common Stock at exercise prices as stated in the Warrants, all pursuant to the terms and conditions of the form of Warrants attached hereto as Exhibit A; provided, however, that the Investor shall not be entitled to exercise the Warrants and receive shares of Common Stock that would result in beneficial ownership by the Investor and its affiliates of more than 4.9% of the then outstanding number of shares of Common Stock on such date. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.
2.2 Purchase Price. The Purchase Price shall be delivered by the Investor in the form of a check or wire transfer made payable to the Company in United States Dollars from the Investor.
STOCK PURCHASE AGREEMENT BETWEEN
SUN NEW MEDIA, INC. AND BARRON PARTNERS LP

ARTICLE III
CLOSING DATE AND DELIVERIES AT CLOSING
3.1 Closing Date. The closing of the transactions contemplated by this Agreement (the "Closing”), unless expressly determined herein, shall be held at the offices of the Company, at 5:00 P.M. local time, on the Closing Date or on such other date and at such other place as may be mutually agreed by the parties, including closing by facsimile with originals to follow.
3.2 Deliveries by the Company. In addition to and without limiting any other provision of this Agreement, the Company agrees to deliver, or cause to be delivered, to the Investor, the following:
(a)	At or prior to Closing, an executed Agreement with all exhibits and schedules attached hereto;

(b)	At or prior to Closing, an executed copy of each of the Warrants in the name of the Investor in the forms attached hereto;

(c)	The executed Registration Rights Agreement;

(d)	Within ten business days of Closing evidence of approval of the Board of Directors of the Company of the Transaction Documents and the transactions contemplated hereby;
3.3 Deliveries by Investor. In addition to and without limiting any other provision of this Agreement, the Investor agrees to deliver, or cause to be delivered, to the Company, the following:
(a)	A deposit in the amount of the Investor Funds;

(b)	The executed Agreement with all Exhibits and Schedules attached hereto;

(c)	The executed Registration Rights Agreement;

(d)	Such other documents or certificates as shall be reasonably requested by the Company or its counsel.
In the event any document provided to the other party in Paragraphs 3.2 and 3.3 herein are provided by facsimile, the party shall forward an original document to the other party within thirty (30) business days.
3.4 Further Assurances. The Company and the Investor shall, upon request, on or after the Closing Date, cooperate with each other (specifically, the Company shall cooperate with the Investor, and the Investor shall cooperate with the Company) by furnishing any additional
STOCK PURCHASE AGREEMENT BETWEEN
SUN NEW MEDIA, INC. AND BARRON PARTNERS LP

information, executing and delivering any additional documents and/or other instruments and doing any and all such things as may be reasonably required by the parties or their counsel to consummate or otherwise implement the transactions contemplated by this Agreement.
3.5 Waiver. The Investor may waive any of the requirements of Section 3.2 of this Agreement, and the Company at its discretion may waive any of the provisions of Section 3.3 of this Agreement. The Investor may also waive any of the requirements of the Company under this Agreement.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF
SUN NEW MEDIA, INC.
     The Company represents and warrants to the Investor as of the date hereof and as of Closing (which warranties and representations shall survive the Closing regardless of what examinations, inspections, audits and other investigations the Investor has heretofore made or may hereinafter make with respect to such warranties and representations) as follows:
          4.1 Prior Representations and Warranties. Each of the representations and warranties of the Company as set forth in the Note Purchase Agreement are incorporated by reference as it set forth herein; provided that for the purposes hereof, references to the Agreement, the Note and the Shares shall refer to this Agreement, the Warrants and the Shares as defined herein.
          4.2 Independent Board. As of the date of this Agreement, the Board of Directors of the Company consists of a minimum of five directors with a majority being independent. At the Closing, the Board of Directors of the Company shall consist of five directors, three of whom shall be independent.
ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE INVESTORS
The Investor represents and warrants to the Company that:
STOCK PURCHASE AGREEMENT BETWEEN
SUN NEW MEDIA, INC. AND BARRON PARTNERS LP

5.1 Organization and Standing of the Investor. The Investor is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware. The state in which any offer to purchase shares hereunder was made or accepted by such Investor is the state shown as such Investor’s address. The Investor was not formed for the purpose of investing solely in the Common Stock or the shares of Common Stock underlying the Warrants which are the subject of this Agreement.
5.2 Authorization and Power. The Investor has the requisite power and authority to enter into and perform this Agreement and to purchase the securities being sold to it hereunder. The execution, delivery and performance of this Agreement by the Investor and the consummation by the Investor of the transactions contemplated hereby have been duly authorized by all necessary partnership action where appropriate. This Agreement and the Registration Rights Agreement have been duly executed and delivered by the Investor and at the Closing shall constitute valid and binding obligations of the Investor enforceable against the Investor in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.
5.3 No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Investor of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of such Investor’s charter documents or bylaws where appropriate or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Investor is a party, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Investor or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a Material Adverse Effect on such Investor). The Investor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of such Investor’s obligations under this Agreement or to purchase the securities from the Company in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, the Investor is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.
5.4 Financial Risks. The Investor acknowledges that such Investor is able to bear the financial risks associated with an investment in the securities being purchased by the Investor from the Company and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries as it has deemed necessary
STOCK PURCHASE AGREEMENT BETWEEN
SUN NEW MEDIA, INC. AND BARRON PARTNERS LP

or appropriate to conduct its due diligence investigation. The Investor is capable of evaluating the risks and merits of an investment in the securities being purchased by the Investor from the Company by virtue of its experience as an investor and its knowledge, experience, and sophistication in financial and business matters and the Investor is capable of bearing the entire loss of its investment in the securities being purchased by the Investor from the Company.
5.5 Accredited Investor. The Investor is (i) an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act by reason of Rule 501(a)(3) and (6), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the securities being purchased by the Investor from the Company.
5.6 Brokers. Except as set forth in Schedule 4.8, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or Commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Investor.
5.7 Knowledge of Company. The Investor and such Investor’s advisors, if any, have been, upon request, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the securities being purchased by the Investor from the Company. The Investor and such Investor’s advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries.
5.8 Risk Factors. The Investor understands that such Investor’s investment in the securities being purchased by the Investor from the Company involves a high degree of risk. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the securities being purchased by the Investor from the Company. The Investor warrants that such Investor is able to bear the complete loss of such Investor’s investment in the securities being purchased by the Investor from the Company.
5.9 Full Disclosure. No representation or warranty made by the Investor in this Agreement and no certificate or document furnished or to be furnished to the Company pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. Except as set forth or referred to in this Agreement, Investor does not have any
STOCK PURCHASE AGREEMENT BETWEEN
SUN NEW MEDIA, INC. AND BARRON PARTNERS LP

agreement or understanding with any person relating to acquiring, holding, voting or disposing of any equity securities of the Company.
ARTICLE VI
COVENANTS OF THE COMPANY
6.1 Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect according to the provisions of the Registration Rights Agreement and the Company shall comply in all material respects with the terms thereof.
6.2 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to issue the shares of Common Stock and the shares of Common Stock underlying Warrants.
6.3 Compliance with Laws. The Company hereby agrees to comply in all respects with the Company’s reporting, filing and other obligations under the Laws.
6.4 Exchange Act Registration. The Company will continue its obligation to report to the SEC under the 1934 Act and will use its best efforts to comply in all respects with its reporting and filing obligations under the 1934 Act, and will not take any action or file any document (whether or not permitted by the 1934 Act or the rules thereunder) to terminate or suspend any such registration or to terminate or suspend its reporting and filing obligations under the 1934 until the Investors have disposed of all of their Shares.
6.5 Corporate Existence; Conflicting Agreements. The Company will take all steps necessary to preserve and continue the corporate existence of the Company. The Company shall not enter into any agreement, the terms of which agreement would restrict or impair the right or ability of the Company to perform any of its obligations under this Agreement or any of the other agreements attached as exhibits hereto.
6.6 Use of Proceeds. The Company will use the proceeds from the sale of the Common Stock and the Warrants (excluding amounts paid by the Company for legal and administrative fees in connection with the sale of such securities) for working capital and acquisitions.
STOCK PURCHASE AGREEMENT BETWEEN
SUN NEW MEDIA, INC. AND BARRON PARTNERS LP

ARTICLE VII
COVENANTS OF THE INVESTOR
7.1 Compliance with Law. The Investor’s trading activities with respect to shares of the Company’s Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of any public market on which the Company’s Common Stock is listed.
7.2 Transfer Restrictions. The Investor’s acknowledge that (1) the Note, Warrants and shares underlying the Note and Warrants have not been registered under the provisions of the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Investor shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Note, Warrants and shares underlying the Notes and Warrants to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; and (2) any sale of the Note, Warrants and shares underlying the Note and Warrants made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder.
7.3 Restrictive Legend. The Investor acknowledges and agrees that the Common Stock, the Warrants and the Warrants, and, until such time as the Shares of Common Stock and the Shares underlying the Warrants have been registered under the 1933 Act and sold in accordance with an effective Registration Statement, certificates and other instruments representing any of the Shares, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such securities):
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.”
STOCK PURCHASE AGREEMENT BETWEEN
SUN NEW MEDIA, INC. AND BARRON PARTNERS LP

ARTICLE VIII
CONDITIONS PRECEDENT TO THE COMPANY’S OBLIGATIONS
     The obligation of the Company to consummate the transactions contemplated hereby shall be subject to the fulfillment, on or prior to Closing Date, of the following conditions:
8.1 No Termination. This Agreement shall not have been terminated pursuant to Article X hereof.
8.2 Representations True and Correct. The representations and warranties of the Investor contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on as of the Closing Date.
8.3 Compliance with Covenants. The Investor shall have performed and complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed or complied by it prior to or at the Closing Date.
8.4 No Adverse Proceedings. On the Closing Date, no action or proceeding shall be pending by any public authority or individual or entity before any court or administrative body to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the transactions contemplated hereby or to recover any damages or obtain other relief as a result of the transactions proposed hereby.
ARTICLE IX
CONDITIONS PRECEDENT TO INVESTOR’S OBLIGATIONS
     The obligation of the Investors to consummate the transactions contemplated hereby shall be subject to the fulfillment, on or prior to Closing Date unless specified otherwise, of the following conditions:
9.1 No Termination. This Agreement shall not have been terminated pursuant to Article X hereof.
9.2 Representations True and Correct. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on as of the Closing Date.
STOCK PURCHASE AGREEMENT BETWEEN
SUN NEW MEDIA, INC. AND BARRON PARTNERS LP

9.3 Compliance with Covenants. The Company shall have performed and complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed or complied by it prior to or at the Closing Date.
9.4 No Adverse Proceedings. On the Closing Date, no action or proceeding shall be pending by any public authority or individual or entity before any court or administrative body to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the transactions contemplated hereby or to recover any damages or obtain other relief as a result of the transactions proposed hereby.
ARTICLE X
TERMINATION, AMENDMENT AND WAIVER
10.1 Termination. This Agreement may be terminated at any time prior to the Closing Date
     10.1.1 by mutual written consent of the Investor and the Company;
     10.1.2 by the Company upon a material breach of any representation, warranty, covenant or agreement on the part of the Investor set forth in this Agreement, or the Investor upon a material breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company or the Investor, respectively, shall have become untrue, in either case such that any of the conditions set forth in Article VIII or Article IX hereof would not be satisfied (a “Terminating Breach”), and such breach shall, if capable of cure, not have been cured within five (5) business days after receipt by the party in breach of a notice from the non-breaching party setting forth in detail the nature of such breach.
10.2 Effect of Termination. Except as otherwise provided herein, in the event of the termination of this Agreement pursuant to Section 10.1 hereof, there shall be no liability on the part of the Company or the Investor or any of their respective officers, directors, agents or other representatives and all rights and obligations of any party hereto shall cease; provided that in the event of a Terminating Breach, the breaching party shall be liable to the non-breaching party for all costs and expenses incurred by the non-breaching party not to exceed $50,000.00.
10.3 Amendment. This Agreement may be amended by the parties hereto any time prior to the Closing Date by an instrument in writing signed by the parties hereto.
STOCK PURCHASE AGREEMENT BETWEEN
SUN NEW MEDIA, INC. AND BARRON PARTNERS LP

10.4 Waiver. At any time prior to the Closing Date, the Company or the Investor, as appropriate, may: (a) extend the time for the performance of any of the obligations or other acts of other party or; (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto which have been made to it or them; or (c) waive compliance with any of the agreements or conditions contained herein for its or their benefit. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound hereby.
ARTICLE XI
GENERAL PROVISIONS
11.1 Transaction Costs. Except as otherwise provided herein, each of the parties shall pay all of his or its costs and expenses (including attorney fees and other legal costs and expenses and accountants’ fees and other accounting costs and expenses) incurred by that party in connection with this Agreement; provided, the Company shall pay Investor such due diligence expenses as described in the Note Purchase Agreement.
11.2 Indemnification. The Investor agrees to indemnify, defend and hold the Company (following the Closing Date) and its officers and directors harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney’s fees, that it shall incur or suffer, which arise out of or result from any breach of this Agreement by such Investor or failure by such Investor to perform with respect to any of its representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement. The Company agrees to indemnify, defend and hold the Investor harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney’s fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of this Agreement or failure by the Company to perform with respect to any of its representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement. In no event shall the Company or the Investors be entitled to recover consequential or punitive damages resulting from a breach or violation of this Agreement nor shall any party have any liability hereunder in the event of gross negligence or willful misconduct of the indemnified party. In the event of a breach of this Agreement by the Company, the Investor shall be entitled to pursue a remedy of specific performance upon tender into the Court an amount equal to the Purchase Price hereunder.
STOCK PURCHASE AGREEMENT BETWEEN
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11.3 Headings. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
11.4 Entire Agreement. This Agreement (together with the Schedule, Exhibits, Warrants and documents referred to herein) constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.
11.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given in accordance with the terms of the Note Purchase Agreement.
11.6 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any such term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.
11.7 Binding Effect. All the terms and provisions of this Agreement whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.
11.8 Preparation of Agreement. This Agreement shall not be construed more strongly against any party regardless of who is responsible for its preparation. The parties acknowledge each contributed and is equally responsible for its preparation.
11.9 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to applicable principles of conflicts of law.
11.10 Jurisdiction. This Agreement shall be exclusively governed by and construed in accordance with the laws of the State of New York. If any action is brought among the parties with respect to this Agreement or otherwise, by way of a claim or counterclaim, the parties agree that in any such action, and on all issues, the parties irrevocably waive their right to a trial by jury. Exclusive jurisdiction and venue for any such action shall be the Federal Courts serving the State of New York. In the event suit or action is brought by any party under this Agreement to
STOCK PURCHASE AGREEMENT BETWEEN
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enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.
11.11 Preparation and Filing of Securities and Exchange Commission filings. The Investor shall reasonably assist and cooperate with the Company in the preparation of all filings with the SEC after the Closing Date due after the Closing Date.
11.12 Further Assurances, Cooperation. Each party shall, upon reasonable request by the other party, execute and deliver any additional documents necessary or desirable to complete the transactions herein pursuant to and in the manner contemplated by this Agreement. The parties hereto agree to cooperate and use their respective best efforts to consummate the transactions contemplated by this Agreement.
11.13 Survival. The representations, warranties, covenants and agreements made herein shall survive the Closing of the transaction contemplated hereby.
11.14 Third Parties. Except as disclosed in this Agreement, nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties hereto and their respective administrators, executors, legal representatives, heirs, successors and assignees. Nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.
11.15 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.
11.16 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.
STOCK PURCHASE AGREEMENT BETWEEN
SUN NEW MEDIA, INC. AND BARRON PARTNERS LP

[SIGNATURES ON FOLLOWING PAGE]
STOCK PURCHASE AGREEMENT BETWEEN
SUN NEW MEDIA, INC. AND BARRON PARTNERS LP

     IN WITNESS WHEREOF, the Investors and the Company have as of the date first written above executed this Agreement.
THE COMPANY:
SUN NEW MEDIA, INC.

/s/ Bruno Wu

By: Bruno Wu
Title: Chairman
INVESTOR:
BARRON PARTNERS LP
By: Barron Capital Advisors, LLC, its General Partners

/s/ Andrew Barron Worden

Andrew Barron Worden
President
730 Fifth Avenue, 9th Floor
New York NY 10019
STOCK PURCHASE AGREEMENT BETWEEN
SUN NEW MEDIA, INC. AND BARRON PARTNERS LP

Schedule A

		NUMBER OF SHARES
		OF COMMON STOCK
		INTO WHICH	NUMBER OF SHARES
NAME AND ADDRESS	AMOUNT OF INVESTMENT	NOTE IS CONVERTIBLE	UNDERLYING WARRANTS

Barron Partners LP
730 Fifth Avenue, 9th Floor
New York, New York 10019
Attn: Andrew Barron Worden	$102,000.0	50,000.0	4,000,000
STOCK PURCHASE AGREEMENT BETWEEN
SUN NEW MEDIA, INC. AND BARRON PARTNERS LP

Exhibit A
Warrants
STOCK PURCHASE AGREEMENT BETWEEN
SUN NEW MEDIA, INC. AND BARRON PARTNERS LP